SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


Current Report Pursuant to Section 13 or 15(d) of The Securities Act of 1934.


                Date of Report (Date of earliest event reported):

                                  MAY 12, 1999


                                M & A WEST, INC.
             (Exact name of registrant as specified in its charter)

                                Commission File Number:  0-21955

COLORADO                                                84-1356427
(State or other jurisdiction                    (I.R.S. Employer
of incorporation or                             Identification No.)
organization)


583 San Mateo Avenue
San Bruno, CA  94066
__________________________________________
Address of principal executive offices

Registrant's telephone number:  (650) 588-2678


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a)     On May 12, 1999, a change in control of the Company
occurred, in conjunction with closing under a Reorganization and
Stock Purchase Agreement.  On that date, the Company first
completed a 3.5:1 forward split, increasing its issued and outstanding shares of common stock from 1,260,000 to 4,410,000. Following that forward split, the Company issued 6,590,000 newly issued shares of common stock from the Company to Scott L. Kelly, trustee of the Kelly Family Trustee, and Administrative Systems Corp. ("ASC"),
solely in exchange for 2,500 shares of M & A West, Incorporated, constituting all issued and outstanding shares of common stock of M
& A West, Incorporated   As a result of that transaction, M & A
West, Incorporated became a wholly owned subsidiary of the Company.

        Also on May 12, 1999, persons designated by M & A West,
Incorporated purchased a total of 986,220 shares from Mark DiSalvo, a principal shareholder of the Company.

        On May 13, 1999, certain persons, who are not affiliates of M & A West, Incorporated, purchased an additional 2,983,780 shares, or approximately 27.13%, from the Company.

        As a result of these transactions, the Company now has 11,000,000 issued and outstanding common stock, of which 7,576,220 shares, or approximately 68.6%, are owned by Scott L. Kelly, Trustee of the Kelly Family Trust and ASC. Persons who were previously shareholders of the Company own a total of 440,000 shares or approximately 4%.

        M & A West, Incorporated is engaged in the business of investor relations, and will continue its existing operations as a wholly owned subsidiary.

        In conjunction with the change in ownership of a controlling interest in the stock of the registrant, the previous officers and directors of the registrant resigned and appointed new officers and directors designated by the purchasers. The newly appointed officers and directors are:

Name                            Position
Scott L. Kelly                President/Director
Zahra Gilak         Secretary/Treasurer/Director


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) Consolidated financial statements at May 31, 1999 and for the years ended May 31, 1999 and 1998 are attached.

M & A WEST, INC.

Index to Financial Statements
Report of Independent Public Accountants                        6
Consolidated Balance Sheet                                      7
Consolidated Statements of Operations                           8
Consolidated Statements of Cash Flows                           10
Notes to Financial Statements                                   12

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors
M & A West, Inc.

We have audited the accompanying consolidated balance sheet of M &
A West, Inc. as of May 31, 1999, and the related consolidated statements of operations and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M & A West, Inc. as of May 31, 1999, and the consolidated results of its operations, and cash flows for each of the two years then ended in conformity with generally accepted accounting principles.

Denver, Colorado
August 10, 1999

M & A West, Inc.
CONSOLIDATED BALANCE SHEET
May 31, 1999

ASSETS
CURRENT ASSETS:
Cash and equivalents                                   1,141,813
Accounts receivable - clients                             10,000
Marketable securities held for
   trading                                               573,976
Investments - at equity                                  426,558
Investments - at cost                                    327,000
Employee advances                                          8,000

TOTAL CURRENT ASSETS:                                  2,487,347

OTHER ASSETS:
Deferred income tax asset                                 12,110
Property and equipment, net
   of depreciation                                        20,584

TOTAL ASSETS                                           2,520,041

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable                                         114,127
Income taxes payable                                     168,000
Payroll taxes accrued and
   payable                                                25,912
TOTAL CURRENT LIABILITIES                                308,039

STOCKHOLDERS' EQUITY
Common stock, no par value;
   100,000,000 shares authorized;
   11,000,000 shares issued and
   outstanding                                         2,020,538
Retained earnings                                        191,464
Total equity                                           2,212,002

TOTAL LIABILITIES AND EQUITY                           2,520,041

The accompanying notes are an integral part of these financial statements. M & A West, Inc.
STATEMENTS OF OPERATIONS
For the years ended May 31, 1999 and 1998

                                                    1999                    1998
REVENUE
   Commission income                             602,087                  97,033
   Trading gains and losses                    1,224,932                       -
TOTAL REVENUE                                  1,827,019                  97,033

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
   Advertising                                   258,579                   3,859
   Employee business expenses                    119,003                  10,286
   Consultants                                   422,298                   5,625
   Payroll                                       153,885                   3,261
   Other selling, general and
      administrative expenses                    544,358                  27,400

TOTAL SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
                                               1,498,123                  50,431

   Income from operations                        328,896                  46,602

OTHER INCOME (EXPENSE)
   Interest income                                   364                       -
   Unrealized investment gains
      and losses on trading securities,
      net                                        (6,483)                  15,345
   Equity in loss of unconsolidated
      subsidiary                                (37,370)                       -

TOTAL OTHER INCOME (EXPENSE)                    (43,489)                  15,345

NET INCOME BEFORE INCOME TAX                     285,407                  61,947
   Income tax expense                          (128,690)                (27,200)
NET INCOME                                       156,717                  34,747

RETAINED EARNINGS
   Balance, beginning of year                     34,747                       -
   Balance, end of year                          191,464                  34,747

Net income per share                                    .01                     .0
WEIGHTED AVERAGE
NUMBER OF SHARES
OUTSTANDING                                   10,582,904              10,560,000

The accompanying notes are an integral part of these financial statements. M & A West, Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the years ended May 31, 1999 and 1998

                                                            1999                    1998
CASH FLOWS FROM OPERATIONS:
Net income                                               156,717                  34,747
Adjustments to reconcile net loss
to net cash flows from operations:
   Unrealized (gain) loss on investments                   6,483                (15,345)
   Equity in loss of unconsolidated subsidiary            37,370                       -
   Depreciation                                            4,071                       -
   Deferred income taxes                                (12,110)                   6,750
   Equity securities - trading                         (538,548)                (26,566)
   Accounts receivable                                  (10,000)                       -
   Employee advances                                      13,000                (21,000)
   Accounts payable                                      114,029                      98
   Bank overdraft                                          (866)                     866
   Other current liabilities                             166,712                  20,450

   Net cash used in operations                          (63,142)                       -

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of equipment                                 (4,117)                       -
   Purchase of investments                             (790,928)                       -
   Net cash used by investment activities              (795,045)                       -

CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of stock for cash                          2,000,000                       -

   Net cash provided by financing activities           2,000,000                       -
   Net increase in cash and equivalents                1,141,813                       -

CASH AND CASH EQUIVALENTS
 Beginning of year                                             -                       -
CASH AND CASH EQUIVALENTS
 End of year                                           1,141,813                       -

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND
FINANCING ACTIVITIES AND OTHER CASH INFORMATION

During the year ended May 31, 1999, management of the Company contributed fixed assets totalling $20,538 to the Company as an equity investment.

Cash paid for interest                                        16                       -
Cash paid for income taxes                                     -                       -

The accompanying notes are an integral part of these financial statements. M & A West, Inc.
NOTES TO FINANCIAL STATEMENTS
May 31, 1999

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of business:
        M & A West, Inc. is engaged in providing public relations consulting services primarily to public companies, and in the trading of equity securities for its own account. On May 12, 1999, M & A
West, Inc., a Nevada corporation, underwent a share exchange with Buffalo Capital IV, Ltd., a publicly traded shell company, in a transaction more fully described in Note 3, whereby M & A West become a wholly owned subsidiary of Buffalo Capital IV, Ltd. Immediately after the transaction, Buffalo Capital IV, Ltd. changed its name to M & A West, Inc. All references to "the Company" in these financial statements refer to M & A West, Inc., the Nevada corporation, prior to May 12, 1999, and to the consolidated entity from May 12 forward.

Basis of accounting
        The accompanying financial statements of M & A West, Inc.
are prepared using the accrual basis of accounting in which revenues are recognized when earned, and expenses are recognized when incurred.

Principles of Consolidation
        The accompanying consolidated financial statements of M & A West, Inc., include the Company, a Colorado corporation, and its wholly owned subsidiary, a Nevada corporation. All material intercompany transactions and balances have been eliminated in consolidation.

Marketable Securities and Investments
        The Company holds investments in marketable equity securi-ties. Investments held for trading purposes are represented at market value, with realized and unrealized gains and losses on the investments recognized in earnings during the period incurred. Investments in which the Company has significant influence, but not voting control, are accounted for at original cost, as adjusted for the Company's share of the investee's gains and losses. Investments in non-trading equity securities are considered available for sale, and are accounted for at cost, which approximates market. There were no sales of available-for-sale securities during the periods presented.

Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during each period presented. Actual results could differ from these estimates.

Property and Equipment
        The Company's property and equipment, consisting of computers and equipment supporting the administrative function, are stated at cost. Depreciation is provided using the straight line method over estimated useful lives of 5 to 7 years.

Advertising
        Advertising costs are expensed as incurred.

Cash Equivalents
        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Income Per Share
        Income per share has been calculated using the weighted average number of shares outstanding. Shares issued in the share exchange transaction have been treated as outstanding since the beginning of the period. Shares remaining with the original shareholders of Buffalo Capital IV, Inc. have been treated as outstanding since May 12, 1999. All per share amounts have been restated to reflect stock splits and the share exchange ratio applicable to the share exchange transaction.

2.  RELATED PARTY TRANSACTIONS

        For the year ended May 31, 1999, the Company's offices were leased from the Company's Chief Executive Officer on a month-to-month basis for monthly payments of $1,811.

        Effective May, 1999, the Company leased space from its Chief Financial Officer on a month-to-month basis for $692 per month.

3.  STOCKHOLDERS' EQUITY

Authorized Capital
        The Company's capital consists of 100,000,000 authorized common shares, no par value, of which 11,000,000 shares were issued and outstanding at May 31, 1999.

Reorganization and Stock Purchase
        On May 12, 1999, a change in control of the Company occurred, in conjunction with closing under a Reorganization and Stock Purchase Agreement. On that date, the Company first completed a 3.5:1 forward split, increasing its issued and outstanding shares of common stock from 1,260,000 to 4,410,000. Following that forward split, the Company issued 6,590,000 newly issued shares of common stock to Scott L. Kelly, trustee of the Kelly Family Trust, and Administrative Systems Corp. ("ASC"), solely in exchange for 2,500 shares of M & A West Incorporated, constituting all issued and outstanding shares of common stock of M & A West, Incorporated.
As a result of that transaction, M & A West, Incorporated became a wholly owned subsidiary of the Company.

        Also on May 12, 1999, persons designated by M & A West,
Incorporated purchased a total of 986,220 shares from Mark DiSalvo, a principal shareholder of the Company.

        On May 13, 1999, certain persons, who are not affiliates of M & A West Incorporated, purchased an additional 2,983,780 shares, or approximately 27.13%, from the Company for total proceeds of $2,000,000.

        As a result of these transactions, the Company now has 11,000,000 issued and outstanding shares of common stock, of which 7,576,220 shares, or approximately 68.6%, are owned by Scott L.
Kelly, Trustee of the Kelly Family Trust and ASC. Persons who were previously shareholders of Buffalo Capital IV, Ltd., own a total of 440,000 shares or approximately 4%.

Preferred Stock
        The Company is authorized to issue up to 10,000,000 shares of Preferred Stock, with rights and privileges to be determined by the Board of Directors. No preferred shares were issued and outstanding at May 31, 1999.

Options and Warrants
        In connection with the share exchange transaction described above, the Company cancelled previously outstanding warrants to purchase common shares. At May 31, 1999, no options or warrants were outstanding to purchase the Company's common shares.

4.  INCOME TAXES
        The Company records deferred taxes for the effects of unrealized gains and losses on marketable equity securities which are recognized in income for tax purposes only when realized. The
Company's deferred tax assets and liabilities at May 31 consist of the following:

                                                    1999            1998
                                                                      <C
Deferred tax asset (liability)                    12,110         (6,750)
Valuation allowance                                    -               -
Total deferred tax asset (liability)              12,110         (6,750)

The Company's tax provision for each year is as follows:

Income taxes currently payable                   147,550          20,450
Increase (decreased) in deferred taxes          (18,860)           6,750
Total income tax expense                        128,690           27,200

The difference between the Company's effective tax rate for financial reporting purposes and federal statutory rates applied to pretax financial statement income is reconciled as follows:

Federal statutory rate                          34.0%           16.9%
State taxes                                     09.0%           09.0%
Penalties and other                             02.0%           18.0%
Total effective tax rate                        45.0%           43.9%

5.      INVESTMENTS

Investments at Equity
        The Company has an approximate 21% investment in VirtualLender.com at May 31, 1999, which is accounted for using the equity method, whereby the Company's investment is increased by gains and additional investments, and decreased by losses and distributions. The following is a summary of the financial position and operating results of Virtuallender.com as of May 31, 1999:

Current Assets                                                   180,913
Property and equipment                                           260,266
Other assets                                                      65,570
                                                                 506,749
Total liabilities                                                  3,748
Total stockholders' equity                                       503,001

Total revenue                                                     11,135
Net loss                                                          78,819

The Company's total investment in Virtuallender.com at May 31,
1999, consists of 5,869,300 shares of Virtuallender.com common stock. Of this amount, approximately 4,600 shares are included in trading securities at May 31, 1999, at a market value of $29,900.
Market value for the remaining shares which constitute the Company's investment at equity, based upon the closing bid for Virtuallender.com at May 31, 1999, totalled $38,120,550, before application of discounts for liquidity or current trading restrictions.

Investments in Other Equity Securities
        The Company has invested in equity securities of companies for which no established trading market exists at May 31, 1999.
These securities are stated at cost that does not exceed the estimated net realizable value.

6.      FIXED ASSETS
        The Company's property and equipment consists of the following at May 31, 1999:

Computers                                         16,613
Office furniture                                   8,042
                                                  24,655
Less accumulated depreciation                      4,071
                                                  20,584

7.      CONCENTRATIONS.
        At May 31, 1999, the Company had cash in excess of federally insured limited of approximately $1,176,000.

        For the year ended May 31, 1999, the Company realized trading gains of approximately $1,000,000 from sales of securities of a single entity.

8.      LITIGATION
        M & A West, Inc., the Nevada corporation, has been named as a party in a lawsuit filed by Mortgage Intertechnologies against M
& A West, Inc. and others. The litigation (Case No. C-99-2183 CW in the United States District Court, Northern District of California) seeks to enjoin parties from the utilization of the name VirtualLender. The application for a temporary restraining order was denied by the Court on the grounds that the Plaintiffs were not likely to prevail. Management considers this suit without merit and has accrued no provision for loss in the matter at May 31, 1999.

SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


M & A West, Inc.
(Registrant)


August 17, 1999
(Date)

/s/__________________
Scott Kelly, President